                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") dated as of September 29, 1993, is entered into by and among Elk International Corporation, Ltd. ("Elk"), Hardee Capital Partners, L.P. ("HCP"), Hee Poong Park ("Park") and City National Bank, as escrow agent ("Escrow Agent").

     WHEREAS, the parties to this Agreement are parties to the letter agreement dated as of September 29, 1993 (the "Letter Agreement").

     WHEREAS, pursuant to the Letter Agreement, the parties to this Agreement have agreed to open an escrow and to deposit certain stock certificate with the escrow agent.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Escrows. Upon receipt of the following certificates and notes, Escrow Agent shall hold the certificates and notes as follows:

          (a) Park Escrow. 112,500 shares of common stock, $.10 par value ("Common Shares"), of Kleer-Vu Industries, Inc. (the "Company") registered in the name of Park, and accompanying stock powers in blank.

          (b) HCP Escrow. 137,500 Common Shares registered in the name of HCP, and accompanying stock powers in blank.

          (c) Elk/P Escrow. 87,500 Common Shares registered in the name of Elk and accompanying stock powers executed in blank by Elk and a promissory note in the principal amount of $1,444,445 executed by Park in favor of Elk dated January 3, 1994 (the "Park Note") and stock powers executed in blank by Park relating to 87,500 Common Shares.

          (d) Elk/H Escrow. 112,500 Common Shares registered in the name of Elk and accompanying stock powers executed in blank by Elk and a promissory note in the principal amount of $1,444,445 executed by HCP in favor of Elk dated January 3, 1994 (the "HCP Note") and stock powers executed in blank by HCP relating to 112,500 Common Shares.

     2. January Deliveries. On January 3, 1994:

          (a) Escrow Agent shall deliver the Park Note to Elk and submit the 87,500 Common Shares in the Elk/P Escrow in accordance with the provisions of paragraph 3.

          (b) Escrow Agent shall deliver the HCP Note to Elk and submit the 112,500 Common Shares in the Elk/H Escrow in accordance with the provisions of paragraph 3.


     3. Reissuance of Stock Certificates. On January 3, 1994, or as soon thereafter as possible, Escrow Agent shall submit (a) the 87,500 Common Shares held in the Elk/P Escrow to Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004, transfer agent for the Company ("Transfer Agent"), together with the accompanying stock powers executed by Elk, to be reissued in the name of Park and returned to Escrow Agent, and (b) the 112,500 Common Shares held in the Elk/H Escrow to Transfer Agent, together with the accompanying stock powers executed by Elk, to be reissued in the name of HCP and returned to Escrow Agent. Escrow Agent shall have no obligation pursuant to this paragraph other than to submit to Transfer Agent the certificates and stock powers in the form delivered to Escrow Agent.

     4. Deliveries. Escrow Agent shall make the following deliveries:

          (a) The 112,500 Common Shares held in the Park Escrow, and accompanying stock powers in blank:

               (i) to Park, 20 calendar days after written notice from Park to Escrow Agent and Elk (a copy of which notice Escrow Agent shall mail to Elk in accordance with the provisions of paragraph 6(a)) that Park has paid or otherwise satisfied in full the promissory note in the principal amount of $805,555 executed by Park in favor of Elk dated the date hereof (the "HPP Note") and the Park Note; or

               (ii) to Elk, 20 calendar days after written notice from Elk to Escrow Agent and Park (a copy of which notice Escrow Agent shall mail to Park in accordance with the provisions of paragraph 6(a)) that an Event of Default (as defined in the Security and Pledge Agreement between Park and Elk dated as of the date hereof and/or dated as of January 3, 1994) has occurred and is continuing.

          (b) The 137,500 Common Shares held in the HCP Escrow, and accompanying stock powers in blank:

               (i) to HCP, 20 calendar days after written notice from HCP to Escrow Agent and Elk (a copy of which notice Escrow Agent shall mail to Elk in accordance with the provisions of paragraph 6(a)) that HCP has paid or otherwise satisfied in full the promissory note in the principal amount of $805,555 executed by HCP in favor of Elk dated the date hereof (the "Hardee Note") and the HCP Note; or

               (ii) to Elk, 20 calendar days after written notice from Elk to Escrow Agent and HCP (a copy of which notice Escrow Agent shall mail to HCP in accordance with the provisions of paragraph 6(a)) that an Event of Default (as defined in the Security and Pledge Agreement between HCP and Elk dated as of the date hereof and/or dated as of January 3, 1994) has occurred and is continuing.

          (c) The 87,500 Common Shares held in the Elk/P Escrow, and accompanying stock powers in blank:

               (i) to Park, 20 calendar days after written notice from Park to Escrow Agent and Elk (a copy of which notice Escrow Agent shall mail to Elk in accordance with the provisions of paragraph 6(a)) that Park has paid or otherwise satisfied in full the Park Note and the HPP Note; or

               (ii) to Elk, 20 calendar days after written notice from Elk to Escrow Agent and Park (a copy of which notice Escrow Agent shall mail to Park in accordance with the provisions of paragraph 6(a)) that an Event of Default (as defined in the Security and Pledge Agreement between Park and Elk dated as of January 3, 1994 and/or dated as of the date hereof) has occurred and is continuing.

          (d) The 112,500 Common Shares held in the Elk/H Escrow, and accompanying stock powers in blank:

               (i) to HCP, 20 calendar days after written notice from HCP to Escrow Agent and Elk (a copy of which notice Escrow Agent shall mail to Elk in accordance with the provisions of paragraph 6(a)) that HCP has paid or otherwise satisfied in full the HCP Note and the Hardee Note; or

               (ii) to Elk, 20 calendar days after written notice from Elk to Escrow Agent and HCP (a copy of which notice Escrow Agent shall mail to HCP in accordance with the provisions of paragraph 6(a)) that an Event of Default (as defined in the Security and Pledge Agreement between Park and Elk dated as of January 3, 1994 and/or dated as of the date hereof) has occurred and is continuing.

     5. Voting.

          (a) Until such time as the Common Shares held in the Park Escrow and the HCP Escrow are delivered in accordance with the provisions of this Agreement, Park and HCP, respectively, shall retain the right to vote such shares on any matter on which such shares are entitled to be voted, and shall be entitled to receive directly all dividends and other distributions declared and paid with respect thereto. Escrow Agent shall cooperate with Park and HCP to the extent necessary to allow Park and HCP, respectively, to exercise these rights.

          (b) Until January 3, 1994, Elk shall retain the right to vote the Common Shares held in the Elk/P Escrow and the Elk/H Escrow on any matter on which such shares are entitled to be voted, and shall be entitled to receive directly all cash dividends. Escrow Agent shall cooperate with Elk to the extent necessary to allow Elk to exercise these rights. If and to the extent that the number of Common Shares held in the Elk/P Escrow or the Elk/H Escrow shall be increased or reduced by a change in par value, split-up, reclassification, distribution of a dividend payable in shares, or the like, the number of Common Shares subject to the Elk/P Escrow and the Elk/H Escrow shall be proportionately adjusted. If Elk receives any dividend (other than a cash dividend) on the Common Shares held in the Elk/P Escrow or the Elk/H Escrow, Elk shall deliver it to the Escrow Agent with instructions to add it to the appropriate escrow.

          (c) After January 3, 1994 and until such time as the Common Shares held in the Elk/P Escrow and the Elk/H Escrow are delivered in accordance with the provisions of this Agreement, Park and HCP, respectively, shall retain the right to vote such shares on any matter on which such shares are entitled to be voted, and shall be entitled to receive directly all dividends and other distributions declared and paid with respect thereto. Escrow Agent shall cooperate with Park and HCP to the extent necessary to allow Park and HCP, respectively, to exercise these rights. Notwithstanding the foregoing, any votes taken or dividends paid during the period such Common Shares are submitted to Transfer Agent in accordance with paragraph 3 shall not be the concern of Escrow Agent.

     6. Notices.

          (a) All notices, demands or other communications hereunder, other than to the Escrow Agent shall be in writing and shall be deemed to have been duly given (i) if sent by United States mail, certified or registered, with return receipt requested, or (ii) if delivered in person:

          If to Elk, at

          Elk International Corporation, Ltd.
          P.O. Box N-3247
          Nassau, Bahamas
          Attn:

          with a copy to:

          Patrick Strong, Esq.
          3 River Way, Suite 1460
          Houston, Texas 77056

          If to HCP, at

          Hardee Capital Partners, L.P.
          258 Amalfi Drive
          Santa Monica, California 90402
          Attn: David W. Hardee

          If to Park, at:

          Hee Poong Park
          2415 S. Sierra Drive
          Compton, California 90220

or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given, (i) if sent by mail, five days after the date mailed, and (ii) if delivered in person, on the date of delivery.

          (b) All notices and instructions to Escrow Agent must be in writing, refer to the number assigned to the Escrow, and be delivered personally or mailed, certified or registered mail, return receipt requested, addressed to City National Bank, Escrow Department, 400 North Roxbury Drive, 8th Floor, Beverly Hills, California 90210. All notices and instructions will be deemed given when received by Escrow Agent, as shown on a receipt therefor.

     7. Escrow Agent.

          (a) City National Bank Escrow Instructions (the "General Provisions") attached hereto as Exhibit 1 are incorporated herein by reference. To the extent that there is a conflict between the provisions of this Agreement and the general Provisions, the General Provisions shall control. Without limiting the generality of the Letter Agreement, the Park Note, the HCP Note or any security and pledge agreement, nor shall Escrow Agent have any obligation to verify whether or not any default shall have occurred under the terms thereof.

          (b) Park and HCP shall each pay $1,250 to Escrow Agent by October 1, 1993 as Escrow Agent's fee. Unless other payment arrangements are agreed to by Escrow Agent in writing, Escrow Agent may withhold from any deliveries any unpaid fees.

     8. This Agreement may only be amended in writing executed by the parties hereto effected by such amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

          ELK INTERNATIONAL CORPORATION, LTD

          By: /s/Elkana Faiwuszewicz
             --------------------------
               Its: President


          HARDEE CAPITAL PARTNERS, L.P.

          By: /s/David W. Hardee
             ----------------------
          General Partner


          /s/Hee Poong Park
          -----------------
          HEE POONG PARK


          CITY NATIONAL BANK, as Escrow Agent

          /s/[ILLEGIBLE]
          Vice President

          Escrow No.: 32891-SGB

                                                                       Exhibit 1

             YOU ARE FURTHER INSTRUCTED AND IT IS AGREED AS FOLLOWS:

1. Investment and Disbursement of Funds.

     (a) Unless otherwise provided elsewhere in these instructions, or unless otherwise instructed by a party authorized to give such instructions, all monies deposited into the Escrow will be placed in an interest bearing City National Bank Money Market Investment Account. Interest will accrue beginning the next business day following the deposit, but will not be paid until Escrow Holder receives a signed, completed IRS Form W-9. In the event Escrow Holder does not receive a signed, completed Form W-9 by the earlier of (i) the close of the Escrow, or (ii) the last business day of the current calendar year, all accrued interest will be forfeited.

     (b) Under no circumstances will Escrow Holder be required to disburse any monies deposited into the Escrow until any check, draft or other instrument so deposited has been collected in good funds.

2. Exculpation. Escrow Holder will not be liable for:

     (a) The genuineness, sufficiency, correctness as to form, manner of execution or validity of any instrument deposited in the Escrow, nor the identity, authority or rights of any person executing the same;

     (b) Any failure by any party other than Escrow Holder to keep or comply with any of the provisions of these Escrow Instructions or any agreement, contract or other instrument referred to herein;

     (c) The failure of any party to transmit, or any delay in transmitting, any funds or other materials to be deposited into the Escrow to Escrow Holder; or

     (d) The occurrence or non-occurrence of any event outside of the Escrow, or Escrow Holder's failure to take any action with respect thereto unless Escrow Holder is notified in writing of such event by the party specified in these Escrow Instructions to give such notice.

Escrow Holder's duties hereunder shall be limited to the safekeeping of monies, instruments or other documents received by Escrow Holder into the Escrow, and for the disposition of same in accordance with these Escrow Instructions and any further instructions pursuant to these Escrow Instructions.

3. Interpleader. In the event conflicting demands are made or notices served upon Escrow Holder with respect to the Escrow, Escrow Holder shall have the absolute right at its election to do either or both of the following:

     (a) Withhold and stop all further proceedings in, and performance of, this Escrow; or

     (b) File a suit in interpleader and obtain an order from the court requiring the parties to litigate their several claims and rights among themselves. In the event such interpleader suit is brought, Escrow Holder shall be fully released from any obligation to perform any further duties imposed upon it hereunder, and the parties shall pay Escrow Holder all costs, expenses and reasonable attorneys' fees expended or incurred by Escrow Holder, the amount thereof to be fixed and a judgment thereof to be rendered by the court in such suit.

4. Indemnity. The parties further agree to pay on demand, and to indemnify and hold Escrow Holder harmless from and against, all costs, damages, judgments, attorney's fees, expenses, obligations and liabilities of any kind or nature which, in good faith, Escrow Holder may incur or sustain in connection with or arising out of the Escrow, and Escrow Holder is hereby given a lien upon all the rights, titles and interest of the parties in monies and other property deposited in the Escrow, to protect Escrow Holder's rights and to indemnify and reimburse Escrow Holder under these Escrow Instructions.

5. Resignation of Escrow Holder. Escrow Holder may resign herefrom upon fourteen
(14) days' written notice to the parties and shall thereupon be fully released from any obligation to perform any further duties imposed upon it hereunder. Escrow Holder will transfer all files and records relating to the Escrow to any successor escrow holder upon receipt of a copy of executed escrow instructions designating such successor.

6. Other.

     (a) Time is of the essence of these and all additional or changed instructions.

     (b) These Escrow Instructions may be executed in counterparts, each of which so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and said counterparts together shall constitute one and the same instrument.

     (c) These Escrow Instructions shall be governed by, and shall be construed according to, the laws of the State of California. Any litigation instituted by any party with respect to the Escrow or any act or omission of Escrow Holder shall, if Escrow Holder is made a party thereto, be instituted only in a court of appropriate jurisdiction in the County of Los Angeles, and each of the parties hereby consents to the jurisdiction of such court.

     (d) All liabilities and obligations of the parties hereto shall be joint and several, unless otherwise specified herein.

7. Instructions and Amendments. All notices and instructions to Escrow Holder must be in writing, refer to the number assigned to the Escrow shown on the reverse hereof and be delivered personally or mailed, certified or registered mail, return receipt requested, addressed to City National Bank, Escrow Department, 400 North Roxbury Drive, 8th Floor, Beverly Hills, California 90210. All such notices and instructions will be deemed given when received by Escrow Holder, as shown on a receipt therefor.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

               ELK INTERNATIONAL CORPORATION, LTD

               By: /s/Elkana Faiwuszewicz
                  --------------------------
                    Its: President


               HARDEE CAPITAL PARTNERS, L.P.

               By: /s/David W. Hardee
                  ----------------------
               General Partner


               /s/Hee Poong Park
               -----------------
               HEE POONG PARK


               CITY NATIONAL BANK, as Escrow Agent


               ----------------------
               Vice President

               Escrow No.: 32891-SGB

              [letterhead of Skadden, Arps, Slate, Neagher & Flom]

                                                           December 28, 1993

Ms. Sue Behning
City National Bank
Escrow Department
400 North Roxbury Drive, 8th Floor
Beverly Hills, California 90210

                            Re: Escrow No. 32891-SGB

Dear Ms. Behning:

     Enclosed is the Amendment to Escrow Agreement (the "Amendment") executed by all of the parties (other than City National Bank) to the Escrow Agreement dated as of September 29, 1993 relating to Escrow No. 32891-SGB. Please execute and return one copy of the enclosed signature page to the Amendment. Also enclosed is a stock power executed by Elk International Corporation, Inc. contemplated by the Amendment.

     Please take the actions specified by the Amendment as soon as possible. Please call me at (213) 687-5266 if you have any questions.

                    Very truly yours,

                    /s/Ray Sandona
                    Ray Sandona

cc: H.P. Park
    David Hardee
    Daniel Dror
    Barry Reifler
    Patrick Strong
    Joseph Giunta

                          AMENDMENT TO ESCROW AGREEMENT

     THIS AMENDMENT TO ESCROW AGREEMENT (this "Agreement") dated as of December 6, 1993, is entered into by and among Elk International Corporation, Ltd. ("Elk"), Hardee Capital Partners, L.P. ("HCP"), Hee Poong Park ("Park") and City National Bank as escrow agent ("Escrow Agent").

     WHEREAS, the parties to this Agreement are parties to the Escrow Agreement dated as of September 29, 1993 (the "Escrow Agreement").

     WHEREAS, Kleer-Vu Industries, Inc. (the "Company") has declared a 20% stock dividend (the "Stock Dividend") on its common stock, $.04 par value per share (the "Common Shares"), payable October 15, 1993 to holders of record on August 16, 1993.

     WHEREAS, the Escrow Agent has received the following certificates for Common Shares issued in the name of Elk in connection with the Stock Dividend (the "Dividend Shares"):

         Certificate No.       Number of Shares
         ---------------       ----------------
         NU 44348                   2,977
         NU 44349                  10,269
         NU 44350                  20,773
         NU 44351                  56,227

     WHEREAS, the parties desire to instruct the Escrow Agent on the treatment of the Dividend Shares in accordance with the provisions of the Escrow Agreement and the letter agreement among Elk, HCP, Park and others dated September 29, 1993.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. The Escrow Agent is hereby instructed to submit the Dividend Shares to the Transfer agent (as defined in the Escrow Agreement) with a stock power executed by Elk with instructions to reissue such shares in the following names and amounts (after such reissuance, the "Reissued Shares") and to return the Reissued Shares to the Escrow Agent:

     Name               Number of Shares
     ----               ----------------
     Park                  22,500
     HCP                   27,500
     Elk                   17,500
     Elk                   22,500
     Elk                      246

     2. Upon receipt by the Escrow Agent of the Reissued Shares, they shall be held as follows:


     a. the 22,500 Reissued Shares in the name of Park shall be held in accordance with the provisions of Section 1(a) of the Escrow Agreement, and all references in the Escrow Agreement to the 112,500 Common Shares described in Section 1(a) of the Escrow Agreement shall be deemed also to refer to such 22,500 Reissued Shares;

     b. the 27,500 Reissued Shares in the name of HCP shall be held in accordance with the provisions of Section 1(b) of the Escrow Agreement, and all references in the Escrow Agreement to the 137,500 Common Shares described in Section 1(b) of the Escrow Agreement shall be deemed also to refer to such 27,500 Reissued Shares;

     c. the 17,500 Reissued Shares in the name of Elk shall be held in accordance with the provisions of Section 1(c) of the Escrow Agreement, and all references in the Escrow Agreement to the 87,500 Common Shares described in Section 1(c) of the Escrow Agreement shall be deemed also to refer to such 17,500 Reissued Shares;

     d. the 22,500 Reissued Shares in the name of Elk shall be held in accordance with the provisions of Section 1(d) of the Escrow Agreement, and all references in the Escrow Agreement to the 112,500 Common Shares described in Section 1(d) of the Escrow Agreement shall be deemed also to refer to such 22,500 Reissued Shares; and

     e. the 246 Reissued Shares in the name of Elk shall be held in accordance with the provisions of Section 1(c) of the Es-
         crow Agreement as part of the 87,500 Common Shares described therein.

     3. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                    ELK INTERNATIONAL CORPORA-
                    TION, LTD.

                    By:/s/ Elkana Faiwuszewicz
                       --------------------------
                       President


                    HARDEE CAPITAL PARTNERS, L.P.

                    By: /s/David W. Hardee
                       ----------------------
                       General Partner


                    /s/Hee Poong Park
                    -----------------
                    HEE POONG PARK


                    CITY NATIONAL BANK,
                    as Escrow Agent

                    By:
                    ---------------------------
                    Sue Behning, Escrow Officer

                                   STOCK POWER

     FOR VALUE RECEIVED, ELK INTERNATIONAL CORPORATION LTD., a Bahamas corporation, hereby sells, assigns and transfers unto

Hee Poong Park 22,500 shares
Hardee Capital Partners, L.P. 27,500 shares
- ------------------------------------------------
Elk International Corporation Ltd. 17,500 shares
Elk International Corporation Ltd. 22,500 shares
- ------------------------------------------------
Elk International Corporation Ltd. 246 shares

(_______) Shares of the Common Stock of Kleer-Vu Industries, Inc. standing in the name of Elk International Corporation Ltd. on the books of said Kleer-Vu Industries, Inc., represented by Certificate(s) No(s.) NN44348, NN44349, NN44350 and NN44351 herewith, and do hereby irrevocably constitute and appoint ___________________ attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Elk International Corporation, Ltd.                      Dated:

By: /s/ Elkana Faiwuszewicz                              December 6, 1993
    ----------------------------
    President


SIGNATURE GUARANTEED
MEDALLION GUARANTEED
  PAINEWEBBER INC.

    [ILLEGIBLE]
- --------------------
AUTHORIZED SIGNATURE

     X0002212

NYSE, INC. MEDALLION
SIGNATURE PROGRAM
05501

                         [City National Bank letterhead]

                           FAX TRANSMITTAL COVER SHEET

                                                                   DATE: 9/29/94

                                                              ESCROW #: 46830005

To: Rebekah

FAX #: (713) 334-5090                  PHONE #: ________________

FROM: TERRI GIZZO - (310) 550-5419

REGARDING: Elk/Hardee/Park

================================================================================

SPECIAL INSTRUCTIONS/COMMENTS:

Copies of all Kleer-Vu Industries Stock Certificates in file:

Elk Int'l                          689       #NU44556
Hardee Capital Part            137,500          44461
Hee Pong Park                  112,500          44462
Hardee Capital                  22,500          44555
Hardee Capital                  27,500          44554
Hardee Capital                 112,500          44553
Hee Pong Park                   17,500          44552
Hee Pong Park                   22,500          44551
Hee Pong Park                   87,500          44550

================================================================================

_____        PLEASE REVIEW AND ADVISE

_____ IF APPROVED, PLEASE PHOTOCOPY, SIGN AND RETURN VIA FAX, WITH HARD COPY TO TRUST DEPARTMENT VIA MAIL

[ X ]        RETAIN FOR YOUR RECORDS

We are transmitting a total of 10 pages, including this sheet. Direct your inquiry regarding an unsuccessful transmission or illegible copy to Terri at
(310) 550-5419.


Rebekah--call me tomorrow if you need to--I'm leaving ill